UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2026

CHARLTON ARIA ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42386	N/A
(State or other jurisdictions of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

221 W 9th St #848
Wilmington, DE 19801
(Address of principal executive offices)

(302) 319-3177
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Class A ordinary share, $0.0001 par value and one Right to acquire one-eighth of one Class A ordinary share	CHARU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CHAR	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-eighth of one Class A ordinary share	CHARR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01. Regulation FD Disclosure.

As previously disclosed in the Current Report on Form 8-K filed by Charlton Aria Acquisition Corporation, a Cayman Islands exempted company (the “Company”), on October 7, 2026 (the “Previous 8-K”), on October 6, 2026, the Company entered into a business combination agreement with KQC Quantum, Inc., a Delaware corporation (“Parent”), and the other parties thereto (the “Business Combination Agreement”). Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meanings assigned to them in the Previous 8-K.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is the investor presentation (the “Investor Presentation”) that will be used by the Company in connection with the Transactions.

Attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is the script (the “Script”) to the Investor Presentation that will be used in a joint investor webcast (the “Webcast”) at 10:30 a.m. Eastern Time on Thursday, October 8, 2026 to discuss the transactions (the “Transactions”) contemplated by the Business Combination Agreement. The Webcast can be accessed on Parent’s website at www.kqcquantum.com/webcast.

The information furnished under this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information furnished under this Item 7.01.

Important Information About the Transactions and Where to Find It

In connection with the Transactions, Parent intends to file with the SEC the Registration Statement, which will include a preliminary proxy statement of the Company and a preliminary prospectus of Parent. After the Registration Statement is declared effective, the Company will mail a definitive proxy statement/prospectus to its shareholders. This Current Report on Form 8-K does not contain all of the information that should be considered concerning the Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Transactions. The Company’s shareholders and other interested persons are urged to read, when available, the preliminary proxy statement/prospectus, any amendments thereto and the definitive proxy statement/prospectus, as well as the other documents filed with the SEC in connection with the Transactions, because these documents will contain important information about the Company, Parent, KQC Korea and the Transactions. Shareholders will be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to Charlton Aria Acquisition Corporation, 221 W 9th St #848, Wilmington, DE 19801.

Participants in the Solicitation

The Company, Parent and KQC Korea, and their respective directors and executive officers, may, under SEC rules, be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Transactions. Shareholders and other interested persons may obtain more detailed information regarding the names and interests of the Company’s directors and executive officers in the Company’s filings with the SEC, including its Annual Report on Form 10-K and the other documents filed by the Company with the SEC from time to time. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from the Company’s shareholders in connection with the Transactions, including a description of their direct and indirect interests, which may in some cases be different from those of the Company’s shareholders generally, will be set forth in the proxy statement/prospectus when it becomes available. Shareholders and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decision.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase, any security of the Company, Parent, KQC Korea or any of their respective affiliates, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale would be unlawful under the laws of that jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include, among others, statements regarding the anticipated timing, structure, benefits and terms of the Transactions, the satisfaction of the conditions to the Closing, the expected delivery of audited financial statements, the anticipated listing of the Parent Class A Common Stock on Nasdaq, the level of redemptions by the Company’s shareholders, the availability and amount of any private placement financing or backstop arrangement, and the future business, operations and financial performance of Parent and its subsidiaries. Words such as “anticipate,” “believe,” “expect,” “estimate,” “intend,” “may,” “plan,” “will,” “would” and similar expressions identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

These forward-looking statements are based on management’s current expectations and assumptions and are subject to known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied. These include, among others: the risk that the Transactions are not completed on a timely basis or at all; the failure to obtain the approval of the Company’s shareholders or approval of an extension of the deadline by which the Company must consummate an initial business combination; the failure to satisfy the Minimum Net Cash Condition, whether as a result of redemptions or otherwise; the failure to obtain or maintain the listing of the Parent Class A Common Stock on Nasdaq; delays in the preparation, conversion, audit or delivery of the financial statements required for the Registration Statement; the timing of the SEC’s review of the Registration Statement; the outcome of any legal proceedings relating to the Transactions; the ability to obtain the consents of the holders of the Convertible Debt and any other consents Parent must obtain in order to consummate the Transactions; risks relating to the business, operations and regulatory environment of KQC Korea in the Republic of Korea; and the other risks and uncertainties described in the Company’s filings with the SEC and to be described in the Registration Statement and the proxy statement/prospectus when available. Forward-looking statements speak only as of the date of this Current Report on Form 8-K, and none of the Company, Parent or KQC Korea undertakes any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Investor Presentation, dated October 2026.
99.2	Script to Investor Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charlton Aria Acquisition Corporation

/s/ Jung Min Lee
Name:	Jung Min Lee
Title:	Chief Executive Officer

Date: October 7, 2026

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